Exhibit 99.2

In re: LIBBEY GLASS INC., et. al.	Case No.		20-11439 (LSS)
Debtors	Reporting Period:		August 2020

Monthly Operating Report For the
Month Ended August 31, 2020

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtors' bank reconciliations)	MOR-1a		X
Schedule of Cash Disbursements by Legal Entity	MOR-1b	X
Schedule of Professional Fees Paid	MOR-1c	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4a	X
Declaration Regarding the Status of Post-Petition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Consolidated Aging of Accounts Payable not Subject to Compromise	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtors Questionnaire	MOR-5	X

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors' chapter 11 cases and format specified by the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with U.S. GAAP.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Juan Amezquita	September 27, 2020
Signature of Authorized Individual [1]	Date

Juan Amezquita	Senior Vice President, Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Notes:
(1) Signatory is duly authorized by the Debtors to sign this monthly operating report

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	August 2020

General Notes

Debtor-in-Possession Financial Statements

The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors’ condensed combined financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852. The unaudited condensed combined financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The financial statements provided here do not include consolidated results for Libbey, Inc. (the "Company") as the Company has several non-debtor subsidiaries.

Intercompany Transactions

Intercompany transactions between the Debtors have not been eliminated in the financial statements contained herein. For Balance Sheet illustrative purposes, the intercompany transactions have been presented as an "eliminations" column. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise

As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise have been reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

Expenses and income directly associated with the chapter 11 filings have been reported separately in the income statement as reorganization items. Reorganization items includes expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	August 2020

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
MOR-1
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period of August 1, 2020 through August 31, 2020
(US Dollars in Thousands)
(Unaudited)

CF Period of August 1, 2020 through August 31, 2020
Receipts:
Total Receipts	$22,511
Disbursements:
Operating Disbursements - 3rd Party	(21,533)
Operating Disbursements - Non-Debtor Affiliate	(4,920)
Net Operating Cash Flow	(3,942)
Non-Operating Disbursements:
Professional Fees ⁽¹⁾	(2,754)
Interest Payments / Fees	(753)
Total Non-Operating Disbursements	(3,507)
Total Chapter 11 Items	(314)
Total Disbursements ⁽²⁾	(30,274)
Net Cash Flow	$(7,763)
Cash Balance:
Beginning Cash Book Balance	$37,809
Net Cash Flow (excl. Draws/Paydowns)	(7,763)
Exchange Rate Gain/(Loss) ⁽³⁾	5
Difference in O/S Checks relative to G/L	145
Ending Cash Book Balance	$30,195

Notes:
(1) This amount includes payments to non-estate professionals and estate-retained professionals. Supporting detail for payments, if any, made to professionals is included in MOR 1-C
(2) Supporting detail by legal entity in MOR 1-B
(3) Conversion from CAD account (last 4 digits 3101)

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	August 2020

MOR-1a: Debtors' Statements With Respect To Bank Account Reconciliations And Bank Statements

Bank Account Reconciliations

The Debtors affirm that reconciliations for all open and active bank accounts are prepared monthly and maintained by the Debtors. Upon request, the Debtors will provide all bank reconciliations to the U.S. Trustee.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are maintained by the Debtors. Upon request, the Debtors will provide all bank statements to the U.S. Trustee.

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	August 2020

MOR-1b:  SCHEDULE OF DISBURSEMENTS BY LEGAL ENTITY

(US Dollars in Thousands)

Debtor Entity	Bankruptcy Case Number	Disbursements
LGA3 Corp.	20-11456	$-
LGA4 Corp.	20-11453	-
LGAC LLC	20-11450	-
LGAU Corp.	20-11455	13
LGC Corp.	20-11447	-
LGFS Inc.	20-11444	-
Libbey Glass Inc.	20-11439	27,003
Libbey Inc.	20-11440	-
Libbey.com LLC	20-11443	1
Syracuse China Company	20-11446	251
The Drummond Glass Company	20-11448	62
World Tableware Inc.	20-11451	2,942
Total ⁽¹⁾		$30,274

Notes:
(1) Reflects entity on whose behalf disbursements are made even if they come out of an account held by another Debtor

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	August 2020

MOR 1c: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

(US Dollars in Thousands)

		June	July	August	Case-To-Date
PAYEE	Role in the case	Fees & Expenses
Loyens Loeff	Local Counsel for the Term Loan B	$(166)	$-	$(5)	$(171)
Gomez-Acebo & Pombo	Local Counsel for the Term Loan Agent	(26)	(23)	-	(49)
Goldberg Kohn	Legal Counsel for the ABL	-	(366)	-	(366)
Prime Clerk	Claims Agent	-	(188)	(223)	(410)
Vieira de Almeida	Local Counsel for the ABL	-	(99)	-	(99)
Creel Garcia-Cuellar Aiza y Enriquez S.C.	Local Counsel for the ABL	-	(94)	-	(94)
NautaDutilh	Local Counsel for the ABL	-	(66)	-	(66)
Vorys, Sater, Seymour and Pease LLP	Local Counsel for the ABL	-	(62)	-	(62)
AlixPartners	Financial advisors for the ABL	-	(49)	-	(49)
Womble Bond Dickinson LLP	Local Counsel for the ABL	-	(23)	-	(23)
Mayer Brown	Local Counsel for the ABL	-	(15)	-	(15)
Latham & Watkins	Counsel for the Debtors	-	-	(1,300)	(1,300)
Arnold & Porter Kaye Schooler LLP	Counsel for the Term Loan B	-	-	(853)	(853)
Ankura Consulting Group	Financial advisors for the Term Loan B	-	-	(199)	(199)
EC Legal Mexico, S.C.	Local Counsel for the Term Loan B	-	-	(61)	(61)
Young Conaway Stargatt & Taylor, LLP	Local Counsel for the Term Loan B	-	-	(28)	(28)
Stephenson Harwood	Local Counsel for the Term Loan B	-	-	(5)	(5)
Total ⁽¹⁾		$(192)	$(984)	$(2,673)	$(3,849)

Notes:

(1) Reflects only payments made to Debtor and Lender advisors. MOR-1 Professional Fee line item reflects additional payments made to service providers supporting Libbey and classified as reorganization disbursements

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	August 2020

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
MOR-2
DEBTOR STATEMENT OF OPERATIONS
Month Ending August 31, 2020
(US Dollars in Thousands)
(Unaudited)

	LGA3 Corp.	LGA4 Corp.	LGAC LLC	LGAU Corp.	LGC Corp.	LGFS Inc.	Libbey Glass Inc.	Libbey Inc.	Libbey.com LLC	Syracuse China Company	The Drummond Glass Company	World Tableware Inc.

Net sales	$-	$-	$-	$-	$-	$-	$26,513	$-	$-	$301	$279	$2,262
Freight billed to customers	-	-	-	-	-	-	36	-	-	9	-	10
Total revenues	-	-	-	-	-	-	26,549	-	-	310	279	2,273
Cost of sales	-	-	-	-	-	-	(22,678)	-	(1)	(199)	(200)	(1,746)
Gross profit (loss)	-	-	-	-	-	-	3,871	-	(1)	111	79	527
Selling, general and administrative expenses	-	-	-	(12)	(9)	-	(2,871)	-	-	(196)	(2)	(453)
Asset Impairments	-	-	-	-	-	-	-	-	-	-	-	-
Operating income (loss)	-	-	-	(12)	(9)	-	1,000	-	(1)	(85)	78	74
Other Income / (Expense)	-	-	-	-	-	-	26	-	-	26	-	-
Gain (loss) before interest and income taxes	-	-	-	(12)	(9)	-	1,027	-	(1)	(59)	78	75
Interest income (expense)	-	-	-	-	-	-	(951)	-	-	-	-	-
Reorganization items, net	-	-	-	-	-	-	(4,284)	-	-	-	-	-
Gain (loss) before income taxes	-	-	-	(12)	(9)	-	(4,208)	-	(1)	(59)	78	75
Provision (benefit) for income taxes	-	-	-	-	-	-	(32)	-	-	-	-	-
Net income (loss)	$-	$-	$-	$(12)	$(9)	$-	$(4,240)	$-	$(1)	$(59)	$78	$75

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	August 2020

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
MOR-3 Filing Date
Debtors Balance Sheet
August 31, 2020
(US Dollars in Thousands)
(Unaudited)

	LGA3 Corp.	LGA4 Corp.	LGAC LLC	LGAU Corp.	LGC Corp.	LGFS Inc.	Libbey Glass Inc.	Libbey Inc.	Libbey.com LLC	Syracuse China Company	The Drummond Glass Company	World Tableware Inc.	Eliminations	Total
Current assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$30,190	$-	$-	$-	$6	$-	$-	$30,195
Accounts receivable — net	-	-	-	-	13,294	202	58,464	63,778	262	38,700	818	38,032	(151,214)	62,336
Inventories — net	-	-	-	-	-	-	63,026	-	-	6,443	163	18,684	-	88,316
Prepaid and other current assets	-	-	-	-	-	-	7,683	-	-	22	-	127	-	7,831
Total current assets	-	-	-	-	13,294	202	159,363	63,778	262	45,165	987	56,843	(151,214)	188,679

Pension Asset	-	-	-	-	-	-	6,927	-	-	-	-	-	-	6,927
Purchased intangible assets — net	-	-	-	-	-	-	540	-	-	800	-	1	(1)	1,340
Goodwill	-	-	-	-	-	-	-	-	-	-	-	1	(1)	-
Other assets	-	-	-	-	-	-	11,092	-	-	370	-	-	15	11,477
Investments in subsidiaries	187,582	(4,924)	-	-	-	-	397,776	(8,974)	-	-	-	-	(374,363)	197,097
Operating lease right-of-use assets	-	-	-	-	-	-	28,493	-	-	-	-	-	-	28,493
Property, plant and equipment — net	-	-	-	-	-	-	88,068	-	-	-	40	83	-	88,191
Total assets	$187,582	$(4,924)	$-	$-	$13,294	$202	$692,258	$54,805	$262	$46,334	$1,026	$56,927	$(525,564)	$522,203

Current liabilities:
Notes payable	$-	$-	$-	$-	$-	$-	$171,173	$-	$-	$-	$-	$-	$-	$171,173
Accounts payable	100	3	951	296	-	-	185,959	-	-	67	-	616	(151,214)	36,777
Salaries and wages	-	-	-	(6)	-	-	10,498	-	-	3	15	18	-	10,527
Accrued liabilities	-	-	-	-	-	-	19,636	-	-	1,106	22	1,689	126	22,580
Accrued income taxes	-	-	-	-	-	-	239	-	-	(45)	-	(302)	-	(108)
Non-pension post-retirement benefits (current portion)	-	-	-	-	-	-	383	-	-	151	-	-	-	534
Operating lease liabilities (current portion)	-	-	-	-	-	-	6,156	-	-	-	-	-	-	6,156
Total current liabilities	100	3	951	290	-	-	394,044	-	-	1,282	37	2,021	(151,088)	247,640

Pension liability	-	-	-	-	-	-	5,439	-	-	(130)	-	-	-	5,309
Non-pension post-retirement benefits	-	-	-	-	-	-	6,123	-	-	669	-	-	-	6,792
Noncurrent operating lease liabilities	-	-	-	-	-	-	24,431	-	-	-	-	-	-	24,431
Deferred income taxes	-	-	-	-	-	-	(2,267)	-	-	204	(1)	114	1,950	-
Other long-term liabilities	-	-	-	-	-	-	4,029	-	-	-	-	-	(1,511)	2,518
Total liabilities not subject to compromise	100	3	951	290	-	-	431,799	-	-	2,024	36	2,135	(150,649)	286,690

Liabilities subject to compromise:
Accounts payable	-	-	-	-	-	-	29,487	-	-	244	-	856	-	30,587
Accrued liabilities	-	-	-	-	-	-	2,266	-	-	-	-	-	-	2,266
Non-pension post-retirement benefits	-	-	-	-	-	-	40,016	-	-	-	-	-	-	40,016
Pension liability	-	-	-	-	-	-	164	-	-	-	-	-	-	164
Long-term debt	-	-	-	-	-	-	317,931	-	-	-	-	-	-	317,931
Other long-term liabilities	-	-	-	-	-	-	406	-	-	740	-	-	-	1,146
Total liabilities subject to compromise	-	-	-	-	-	-	390,271	-	-	984	-	856	-	392,111
Total liabilities	100	3	951	290	-	-	822,069	-	-	3,008	36	2,992	(150,649)	678,801

Stockholders' equity:
Total stockholders' equity	187,483	(4,927)	(951)	(290)	13,294	202	(129,811)	54,805	262	43,326	990	53,936	(374,915)	(156,598)
Total liabilities and stockholders' equity	$187,582	$(4,924)	$-	$-	$13,294	$202	$692,258	$54,805	$262	$46,334	$1,026	$56,927	$(525,564)	$522,203

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	August 2020

MOR-4:  SUMMARY OF UNPAID POST-PETITION DEBTS
(US Dollars in Thousands)

		NUMBER OF DAYS PAST DUE
Debtor name	Current	0-30	31-60	61-90 ⁽¹⁾	Over 90 ⁽¹⁾	Total
Total Gross Accounts Payable	$32,683	$2,130	$180	$21	$1,764	$36,777

Notes:

(1) Past due related to pre-petition / post-petition split discrepancies with vendor. Company is in discussions with vendor related to ongoing contract discussions. Due dates are subject to change dependent upon the outcome of those discussions

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	August 2020

MOR 4a: DECLARATION REGARDING THE STATUS OF POST-PETITION TAXES

Juan Amezquita hereby declares under penalty of perjury:

1.

To the best of my knowledge and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or payments) all related required post-petition tax payments.

Dated: September 27, 2020	Respectfully submitted,

/s/ Juan Amezquita
By: Juan Amezquita
Title: Senior Vice President, Chief Financial Officer

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtors	Reporting Period:	August 2020

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(US Dollars in Thousands)

Accounts Receivable Reconciliation ⁽¹⁾	Amount
Total Accounts Receivable at the beginning of the reporting period, gross	$59,773
Plus: Amounts billed during the period ⁽²⁾	31,377
(Less): Amounts collected during the period	(21,887)
Total Accounts Receivable at the end of the reporting period, gross	$69,264
(Less): Reserves and Adjustments	(6,928)
Total Accounts Receivable at the end of the reporting period, net	$62,336

Accounts Receivable Aging ⁽¹⁾	Current
Current	$5,352
0-30 days	26,058
31-60 days	12,705
61-90 days	4,688
Over 90 days	20,462
Total Accounts Receivable at the end of the reporting period, gross	$69,264

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X⁽³⁾
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Notes:
(1) Includes sales to intercompany non-debtor affiliates
(2) Includes deductions for credit memos and discounts
(3) Debtor transferred fixed assets with minimal net book value from a closing debtor facility to a non-debtor affiliate facility